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                                                                      EXHIBIT 21


                               PACTIV CORPORATION
                          SUBSIDIARIES AND AFFILIATES
                            AS OF DECEMBER 31, 2005

PACTIV CORPORATION (DELAWARE)

798795 Ontario Limited (Ontario)........................................     100
         Pactiv Canada, Inc. (Ontario) .................................     100
Central de Bolsas (Mexico) .............................................   99.99
         Pactiv Corporation owns >99.99%; Pactiv International
         Holdings, Inc., owns <0.01%)
         Subsidiaries of Central de Bolsas
              CJA Linea 4, S.A. de C.V .................................   99.98
              (Central de Bolsas owns 99.98%; Pactiv International
              Holdings, Inc., owns 0.02%)
              Grupo Corporativo Jaguar, S.A. de C.V ....................   99.99
              (Central de Bolsas owns >99.99%; CJA Linea 4, S.A.
              de C.V. owns <0.01%)
              R.H. Jaguar, S.A. de C.V .................................      98
              (Central de Bolsas owns 98%; Servicios Industriales
              Jaguar, S.A. de C.V. owns 2%)
              Servicios Industriales Jaguar, S.A. de C.V ...............   99.99
              (Central de Bolsas owns >99.99%; CJA Linea 4, S.A.
              de C.V. owns <0.01%)
              Servicio Terrestre Jaguar, S.A. de C.V ...................   99.99
              (Central de Bolsas owns >99.99%; CJA Linea 4, S.A.
              de C.V. owns <0.01%)
Counce Finance Corporation (Delaware) ..................................     100
Dongguan Pactiv Packaging Co., Ltd. (Peoples Republic of
         China) ........................................................      50
         (Pactiv Corporation owns 50%; Dongguan Dong Ya Color Printing
         & Packaging Factory, an unaffiliated company, owns 50%)
E-Z Por Corporation (Delaware) .........................................     100
EKCO Products, Inc. (Illinois) .........................................     100
Montana Industries, Inc. (Delaware) ....................................     100
Newspring Canada, Inc. (Ontario) .......................................     100
Newspring Industrial Corp. (New Jersey) ................................     100
Omni-Pac S.A.R.L. (France) .............................................      97
         (Pactiv Corporation owns 97%; Omni-Pac GmbH &Co. KG
         Verpackungsmittel owns 3%)
Pactiv Asia Corporation (Delaware) .....................................     100
Pactiv Asia PTE Ltd. (Singapore) .......................................     100
Pactiv Business Services Holdings LLC (Delaware) .......................     100
         Pactiv Business Services LLC (Delaware) .......................     100
Pactiv Chile Holdings Inc. (Delaware) ..................................     100
Pactiv CPI Holding Company (Delaware) ..................................     100
Pactiv Deutschland Holdinggesellschaft mbH (Germany) ...................     100
         Subsidiaries of Pactiv Deutschland Holdinggesellschaft mbH
         Omni-Pac Ekco GmbH &Co. KG Verpackungsmittel (Germany).........     100
         (Pactiv Deutschland Holdinggesellschaft mbH is the Limited
         Partner;
         Omni-Pac Ekco Verpackungsmittel Verwaltungsgesellschaft
         mbH is the General Partner)
         Subsidiaries of Omni-Pac Ekco Gmbh & Co. KG
         Verpackungsmittel
              Omni-Pac Poland SP Z.O.O. (Poland) .......................     100




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
              Omni-Pac Ekco Verpackungsmittel Verwaltungsgesellschaft mbH
              (Germany) ..................................................   100
              Omni-Pac Verpackungsmittel Verwaltungsgesellschaft mbH
              (Germany) ..................................................   100
              Subsidiaries of Omni-Pac Verpackungsmittel
              Verwaltungsgesellschaft mbh
                   Omni-Pac GmbH & Co. KG Verpackungsmittel (Germany).....   100
                   (Pactiv Deutschland Holdinggesellschaft mbH is the
                   Limited
                   Partner; Omni-Pac Verpackungsmittel Verwaltungsgesellschaft
                   mbH is the General Partner)
                   Subsidiaries of Omni-Pac Gmbh & Co. KG Verpackungsmittel
                        Omni-Pac ApS (Denmark) ...........................   100
                        Omni-Pac A.B. (Sweden) ...........................   100
                        Omni-Pac S.A.R.L. (France) .......................     3
                        (Omni-Pac GmbH &Co. KG Verpackungsmittel owns 3%;
                        Pactiv Corporation owns 97%)
Pactiv Europe B.V. (Netherlands) .........................................   100
         Pactiv International Finance B.V ................................   100
Pactiv Factoring LLC (Delaware) ..........................................   100
         Pactiv RSA LLC (Delaware) .......................................   100
Pactiv Forest Products GmbH (Germany) ....................................   100
Pactiv Germany Holdings Inc. (Delaware) ..................................   100
Pactiv Hungary Holdings Inc. (Delaware) ..................................   100
Pactiv International Business Development Limited
         (Delaware) ......................................................   100
Pactiv International Holdings Inc. (Delaware) ............................   100
         Subsidiaries of Pactiv International Holdings Inc. ..............
         Central de Bolsas (Mexico) ......................................  <.01
         (Pactiv Corporation owns >99.99%; Pactiv International
         Holdings, Inc., owns <0.01%)
         Ha'Lakoach Ha'Neeman H' Sheeshim Ou'Shenayim Ltd. ...............
         (Israel) ........................................................   100
         Pactiv de Mexico, S. de R.L. C.V. (Mexico) ...................... 99.99
         (Pactiv International Holdings Inc. owns >99.99%; Pactiv
         Corporation owns <0.01%)
         Subsidiaries of Pactiv de Mexico, S. de R.L. C.V ................
         Servicios de Integrales de Operacion S.A. de C.V ................ 99.99
         (Pactiv de Mexico, S. de R.L. C.V. owns >99.99%;
         Pactiv Corporation owns <0.01%)
Pactiv Irish Holding Company Limited (Ireland) ...........................   100
         Subsidiaries of Pactiv Irish Holding Company Limited
              Pactiv Irish Finance Company (Ireland) .....................   100
Pactiv Leasing Company (Delaware) ........................................   100
Pactiv Management Company LLC (Delaware) .................................   100
Pactiv de Mexico, S. de R.L. C.V. (Mexico) ...............................  0.01
         (Pactiv Corporation owns <0.01%; Pactiv International
         Holdings Inc. owns >99.99%)
Pactiv NHC Inc. (Nevada) .................................................   100
Pactiv Retail Receivables Company (Delaware) .............................   100
Pactiv Romania Holdings Inc. (Delaware) ..................................   100
Pactiv Sales Company LLC (Delaware) ......................................   100
PCA West Inc. (Delaware) .................................................   100
         Coast-Packaging Company (California General
         Partnership) ....................................................    50
         (PCA West Inc. owns 50%, as General Partner; J.G
         Haddy Sales Company, an unaffiliated company, owns
         50%, as General Partner)
PT Properties LLC (Delaware) .............................................   100


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
Tenneco Inc. (Nevada)(1) .................................................   100
The Baldwin Group Ltd. (United Kingdom) ..................................   100
         Subsidiaries of The Baldwin Group Ltd. ..........................
         J & W Baldwin (Holdings) Ltd. (United Kingdom) ..................   100
              Subsidiaries of J&W Baldwin (Holdings) Ltd. ................
              Alpha Products (Bristol) Limited (United Kingdom) ..........   100
              Baldwin Packaging Limited (United Kingdom)..................>99.99
              (J&W Baldwin (Holdings) Ltd. owns >99.99%;
              The Baldwin Group, Ltd. owns <0.01%)
              Subsidiaries of Baldwin Packaging Limited
                   J&W Baldwin (Manchester) Limited (United Kingdom)......>99.99
                   (Baldwin Packaging Limited owns >99.99%;
                   The Baldwin Group, Ltd. owns <0.01%)
                   Jiffy Rugated Products Limited (United Kingdom)........>99.99
                   (Baldwin Packaging Limited owns >99.99%;
                   The Baldwin Group, Ltd. owns <0.01%)
              Brucefield Plastics Limited (Scotland) .....................   100
              Coastal Packaging Ltd. (United Kingdom) ....................   100
              Pactiv (Caerphilly) Limited (United Kingdom) ...............   100
              Pactiv (Films) Limited (United Kingdom) ....................   100
              Pactiv (Livingston) Limited (United Kingdom) ...............   100
              Pactiv (Stanley) Limited (United Kingdom) ..................   100
              Pactiv Packaging Limited (United Kingdom)...................>99.99
              (J&W Baldwin (Holdings) Ltd. owns >99.99%; The
              Baldwin Group, Ltd. owns <0.01%)
              Pentland Packaging Limited (Scotland)....................... 99.99
              (J&W Baldwin (Holdings) Ltd. owns 99.99%; The
              Baldwin Group, Ltd. owns 0.01%)
              Polbeth Packaging (Corby) Limited (Scotland) ...............   100
              Prempack Limited (United Kingdom) ..........................   100
              R&H Robinson (Sheffield) Ltd. ..............................
              (United Kingdom) ...........................................   100
         J&W Baldwin (Manchester) Limited (United Kingdom)................ <0.01
         (The Baldwin Group Ltd. owns <0.01%; Baldwin Packaging
         Limited owns >99.99%)
         Jiffy Rugated Products Limited (United Kingdom).................. <0.01
         (The Baldwin Group, Ltd. owns less than 0.01%; Baldwin Packaging
         Limited owns >99.99%)
         Omni-Pac UK Limited (United Kingdom) ............................   100
         Pactiv Packaging Limited (United Kingdom)........................ <0.01
         (The Baldwin Group Ltd. owns less than 0.01%; J&W Baldwin
         (Holdings) Limited owns >99.99%)
         Pentland Packaging Limited (Scotland) ........................... <0.01
         (The Baldwin Group Ltd. owns less than 0.01%; Baldwin Packaging
         Limited owns >99.99%)
         Pactiv Limited (United Kingdom) .................................   100
The Corinth and Counce Railroad Company
         (Mississippi) ...................................................   100
         Valdosta Southern Railroad Company (Florida) ....................   100


----------
(1) In dissolution




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
Zhejing Zhongbao Packaging (Peoples Republic of
         China) ..........................................................  62.5
         (Pactiv Corporation owns 62.5%; non-affiliates own 37.5%)
         Suzhou Pactiv Packaging (China) .................................   100


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